Exhibit 99.1

Patni Computer Systems Limited	FAX to SE

Registered Office : Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune - 411 013, India.

Corporate Office : Akruti , MIDC Cross Road No 21, Andheri (E) , Mumbai - 400 093, India.

Audited financial results of Patni Computer Systems Limited for the three and six months ended 30 June 2011, as per Indian GAAP (Standalone)

Rs. in Lakhs except share data

	Three months ended 30 June		Six months ended 30 June		Year ended 31 December
	2011	2010	2011	2010	2010
Income
Sales and service income	49,796	45,671	101,002	91,440	189,127
Other operating income	3,401	2,037	6,468	5,521	13,934

	53,197	47,708	107,470	96,961	203,061

Expenditure
Personnel costs (Refer Note 6)	30,780	21,801	57,913	43,401	94,622
Selling, general and administration costs	8,555	8,981	15,962	17,605	34,878
Depreciation (net of transfer from revaluation reserves)	2,972	2,349	5,126	4,646	9,190

	42,307	33,131	79,001	65,652	138,690

Profit from operations before Other Income and Interest	10,890	14,577	28,469	31,309	64,371
Other income	1,583	2,625	3,552	4,544	7,616

Profit before interest	12,473	17,202	32,021	35,853	71,987

Interest costs	120	23	208	242	434

Profit for the year before prior period items and taxation	12,353	17,179	31,813	35,611	71,553

Tax Expenses	3,980	1,879	5,554	4,474	6,048

Profit for the period after taxation and before prior period items	8,373	15,300	26,259	31,137	65,505

Prior period item (Refer Note 9)	170	—	381	—	—

Net Profit for the period	8,203	15,300	25,878	31,137	65,505
Paid up equity share capital (Face value per equity share of Rs. 2 each)	2,680	2,598	2,680	2,598	2,628
Reserves excluding revaluation reserves					291,668

Earnings per equity share of Rs. 2 each
- Basic	6.14	11.81	19.48	24.06	50.35
- Diluted	6.03	11.39	19.08	23.22	48.77
Dividend per share (Face value per equity share of Rs. 2 each)	—	—	—	—	63.00

Public Shareholding
- Number of Shares	23,924,313	69,800,280	23,924,313	69,800,280	71,327,878
- Percentage of Shareholding	17.85	53.74	17.85	53.74	54.28

Promoters and Promoter group Shareholding
a) Pledge/Encumbered
- Number of shares	—	—	—	—	—
- Percentage of shares (as a % of the total shareholding of promoter group)	—	—	—	—	—
- Percentage of shares (as a % of the total share capital of the Company)	—	—	—	—	—
b) Non-encumbered
- Number of shares	110,090,715	60,091,202	110,090,715	60,091,202	60,091,202
- Percentage of shares (as a % of the total shareholding of promoters and promoter group)	100.00	100.00	100.00	100.00	100.00
- Percentage of shares (as a % of the total share capital of the Company)	82.15	46.26	82.15	46.26	45.72

Notes :

1	The above statement of audited financial results was reviewed by the Audit Committee and approved by the Board of Directors at its meeting held on 25 July 2011.

2	Pan-Asia iGATE Solutions and iGATE Global Solutions Limited (iGATE), alongwith iGATE Corporation as the person acting in concert (“PAC”), acquired 62.13% of the equity share capital of the Company from Narendra Patni, Gajendra Patni, Ashok Patni (the “Previous Promoter Group”) and General Atlantic Mauritius Limited. Further 20.27% was acquired from public shareholders of the Company by way of mandatory tender offer in accordance with Securities and Exchange Board of India (Substantial Acquisition of Shares and Takeovers) Regulations, 1997 at a price of Rs. 503.50 per share. As a result, the Acquirers have a majority stake of 82.40% of the equity share capital of the Company.

3 Statement of Assets and Liabilities as of 30 June 2011

	As of 30 June
Particulars	2011	2010
Shareholders’ funds
a) Share Capital	4,735	5,021
b) Reserves and Surplus	320,554	348,915
Loan funds	102	64
Deferred tax liability	711	884

Total	326,102	354,884

Fixed assets (Net)	66,370	71,945
Investments	204,045	234,125
Deferred tax asset, net	311	441
Current assets, loans and advances
a) Sundry Debtors	48,186	46,640
b) Cash and Bank balances	7,557	20,068
c) Unbilled revenue	10,389	9,546
d) Loans and Advances	35,142	23,843
Less: Current liabilities and provisions
a) Liabilities	27,780	31,445
b) Provisions	18,118	20,279

Total	326,102	354,884

*	Share Capital includes Share application money Rs. Nil (June 2010 : Rs. 72) and Stock option outstanding Rs. 2,054 (June 2010 : Rs. 2,351)

4 Investor complaints for the quarter ended 30 June 2011

Pending as on 1 April 2011	Received during the quarter	Disposed of during the quarter	Unresolved at the end of the quarter
—	39	39	—

5 Statement of Utilisation of ADS Funds as of 30 June 2011

	No of shares	Price	Amount
Amount raised through ADS (6,156,250 ADSs @ $ 20.34 per ADS)	12,312,500	466	57,393
Share issue expenses			3,694

Net proceeds			53,699

Deployment :
1 Held as short term investments			7,359
2 Utilised for Capital expenditure for office facilities			45,131
3 Exchange loss			1,209

Total			53,699

6	As a result of acquisition of the Company, the management terminated the services of some of the employees and incurred Rs. 1,690 of severance costs in Personnel cost in three months ended 30 June 2011.

7	With effect from 1 April 2011, the Company has aligned the estimated useful lives of Furniture and Fixtures and Electrical Installations with those followed by iGATE Corporation, its ultimate parent Company.

The revisions have been accounted for prospectively as change in accounting estimates resulting in additional depreciation charge in three months ended 30 June 2011 of Rs. 708.

8	As per Company’s practice, it has finalised the amount of incentive payable to certain employees for the fiscal year 31 December 2010 based on completion of employee appraisals during the six months ended 30 June 2011. Accordingly, the Company has reversed incentive accrual amounting to Rs. 780 and Rs. 1,434 (net of provisions for overachievements) which has been included under personnel cost in profit & loss for the three and six months period ended 30 June 2011 respectively.

9	Prior period item for the three months and six months ended June 30, 2011 includes following items:

Particulars	Three months ended 30 June 2011	Six months ended 30 June 2011
Deferred costs	170	381

10 Previous period figures have been appropriately reclassified / regrouped to conform to the current period’s presentation.

By Order of the Board
for Patni Computer Systems Limited

Place : Mumbai
Date : 25 July 2011	Mr. Phaneesh Murthy
CEO & Managing Director

Patni Computer Systems Limited and Subsidiaries	FAX to SE
Registered Office : Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune - 411 013, India.
Corporate Office : Akruti , MIDC Cross Road No 21, Andheri (E) , Mumbai - 400 093, India.
Audited consolidated financial results of Patni Computer Systems Limited and subsidiaries for the three and six months ended 30 June 2011, as per Indian GAAP.

Rs. in Lakhs except share data

	Three months ended 30 June		Six months ended 30 June		Year ended 31 December
	2011	2010	2011	2010	2010
Income
Sales and service income	82,191	76,288	168,130	154,451	318,808
Other operating income	3,561	2,535	6,713	5,844	14,056

	85,752	78,823	174,843	160,295	332,864

Expenditure
Personnel costs (refer note 6)	61,535	45,389	114,679	91,009	188,981
Selling, general and administration costs	17,861	16,443	34,757	32,184	68,758
Depreciation (net of transfer from revaluation reserves)	3,841	2,908	6,838	5,771	11,846

	83,237	64,740	156,274	128,964	269,585

Profit from operations before Other Income and Interest	2,515	14,083	18,569	31,331	63,279
Other income	1,705	2,680	3,797	4,650	7,887
Profit before interest	4,220	16,763	22,366	35,981	71,166
Interest costs	126	28	175	247	478
Impairment of intangibles (refer note 10)	8,918	—	8,918	—	—

(Loss) / Profit before tax	(4,824)	16,735	13,273	35,734	70,688

Tax Expenses/(Income)	(251)	2,061	1,040	5,356	8,371

(Loss) / profit tax and before prior period items	(4,573)	14,674	12,233	30,378	62,317

Prior period items (refer note 9)	(579)	—	(1,156)	—	—

(Loss) / profit for the period	(5,152)	14,674	11,077	30,378	62,317

Paid up equity share capital (Face value per equity share of Rs.2 each)	2,680	2,598	2,680	2,598	2,628
Reserves excluding revaluation reserves					320,018

(Loss)/Earnings per equity share of Rs.2 each
- Basic	(3.86)	11.33	8.34	23.47	47.90
- Diluted	(3.78)	10.93	8.17	22.68	46.44
Dividend per share (Face value per equity share of Rs. 2 each)	—	—	—	—	63.00

Public Shareholding
- Number of Shares	23,924,313	69,800,280	23,924,313	69,800,280	71,327,878
- Percentage of Shareholding	17.85	53.74	17.85	53.74	54.28

Promoters and Promoter group Shareholding
a) Pledge/Encumbered
- Number of shares	—	—	—	—	—
- Percentage of shares (as a % of the total shareholding of promoter group)	—	—	—	—	—
- Percentage of shares (as a % of the total share capital of the Company)	—	—	—	—	—
b) Non-encumbered
- Number of shares	110,090,715	60,091,202	110,090,715	60,091,202	60,091,202
- Percentage of shares (as a % of the total shareholding of promoters and promoter group)	100.00	100.00	100.00	100.00	100.00
- Percentage of shares (as a % of the total share capital of the Company)	82.15	46.26	82.15	46.26	45.72

Notes :

1	The above statement of audited financial results was reviewed by the Audit Committee and approved by the Board of Directors at its meeting held on 25 July 2011.

2	Pan-Asia iGATE Solutions and iGATE Global Solutions Limited (iGATE), alongwith iGATE Corporation as the person acting in concert (“PAC”), acquired 62.13% of the equity share capital of the Company from Narendra Patni, Gajendra Patni, Ashok Patni and General Atlantic Mauritius Limited. Further 20.27% was acquired from public shareholders of the Company by way of mandatory tender offer in accordance with Securities and Exchange Board of India (Substantial Acquisition of Shares and Takeovers) Regulations, 1997 at a price of Rs. 503.50 per share. As a result, iGATE has a majority stake of 82.40% of the equity share capital of the Company.

3	Statement of Assets and Liabilities as of 30 June 2011

	As of 30 June
Particulars	2011	2010
Shareholders’ funds
a) Share Capital	5,338	6,132
b) Reserves and surplus	335,497	381,641
Loan funds
Secured loans	102	77
Deferred tax liability, net	711	884

TOTAL	341,648	388,734

Goodwill	48,445	49,566
Fixed assets, net	70,151	85,942
Investments	146,662	185,104
Deferred tax asset, net	7,457	7,974
Current assets, loans and advances
a) Sundry debtors	53,505	54,591
b) Cash and bank balances	26,942	31,377
c) Unbilled revenue	22,255	20,244
d) Loans and advances	45,427	30,079
Less: Current liabilities and provisions
a) Liabilities	50,156	46,152
b) Provisions	29,040	29,991

TOTAL	341,648	388,734

*	Share Capital includes Share application money Rs. NIL (June 2010: Rs. 72) and Stock option outstanding Rs. 2,658 (June 2010: Rs. 3,566)

4	Investor complaints for the quarter ended 30 June 2011

Pending as on 1 April 2011	Received during the quarter	Disposed of during the quarter	Unresolved at the end of the quarter
—	39	39	—

5	Statement of Utilisation of ADS Funds as of 30 June 2011

	No of shares	Price	Amount
Amount raised through ADS (6,156,250 ADSs @ $ 20.34 per ADS)	12,312,500	466	57,393
Share issue expenses			3,694

Net proceeds			53,699

Deployment :
1 Held as short term investments			7,359
2 Utilised for Capital expenditure for office facilities			45,131
3 Exchange loss			1,209

Total			53,699

6	As a result of acquisition of the Company, the management terminated the services of some of employees and incurred Rs. 5,942 of severance costs in Personnel costs in three months ended 30 June 2011.

7	With effect from 1 April 2011, the Company has aligned the estimated useful lives of Furniture and Fixtures and Electrical Installations with those followed by iGATE Corporation, its ultimate parent Company. The revisions have been accounted for prospectively as change in accounting estimates resulting in additional depreciation charge in three months ended 30 June 2011 of Rs. 751.

8	As per Company’s practice, it has finalised the amount of incentive payable to certain employees for the fiscal year 31 December 2010 based on completion of employee appraisals during the six months ended 30 June 2011. Accordingly, the Company has reversed incentive accrual amounting to Rs. 125 and Rs. 230 which has been included under personnel cost in profit & loss for the three months and six months period ended 30 June 2011 respectively.

9	Prior period items:

Prior period item for the three months and six months ended 30 June 2011 includes following items:

Particulars	Three months ended 30 June 2011	Six months ended 30 June 2011
Provision for long term medical benefits	673	673
Reversal for compensated absences	(535)	(535)
Deferred cost for revenue contracts	441	1,018

Total	579	1,156

10	During the current quarter, the Company evaluated certain IPR with value of Rs. 8,918 and concluded that they were impaired as a result of substantial decline in expected cashflow and change in business strategy for usage of IPR. Accordingly, in the three months period ended 30 June 2011, the Company recorded an impairment charge of Rs. 8,918.

11	Consequent to iGATE’ acquiring majority ownership in the Company, there has been change in operational and management structure of the Company. With this change, the board of directors and CEO of the Company review the performance of the Company as one primary segment. Accordingly, no segment disclosure is made for primary business segment.

12	Previous period’s figures have been appropriately reclassified/regrouped to conform to the current period’s presentation.

By Order of the Board
for Patni Computer Systems Limited

Mumbai	Phaneesh Murthy
25 July 2011	CEO & Managing Director

Patni Computer Systems Limited and Subsidiaries	FAX to SE

Registered Office : Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune - 411 013, India.

Corporate Office : Akruti , MIDC Cross Road No 21, Andheri (E) , Mumbai - 400 093, India.

Summary of Consolidated financial results of Patni Computer Systems Limited and subsidiaries for the quarter and six months ended 30 June 2011, prepared as per US GAAP

Rs. in lakhs except share data

	16 May 2011 through 30 June 2011	1 April 2011 through 15 May 2011	Three months ended 30 June 2010	16 May 2011 through 30 June 2011	1 January 2011 through 15 May 2011	Six months ended 30 June 2010	Year ended 31 December 2010
	Successor Company	Predecessor Company	Predecessor Company	Successor Company	Predecessor Company	Predecessor Company	Predecessor Company
Net revenues	943	896	1,676	943	2,799	3,399	7,017
Cost of revenues (exclusive of depreciation and amortization)	636	595	1,011	636	1,797	1,994	4,280

Gross profit	307	301	665	307	1,002	1,405	2,737

Selling, general and administrative expenses	254	317	323	254	680	681	1,342
Depreciation and amortization	66	37	70	66	110	138	285
Foreign exchange (gain), net	(32)	(37)	(43)	(32)	(92)	(91)	(220)

Operating income/(expense)	19	(16)	315	19	304	677	1,330

Interest and dividend income	23	9	44	23	48	83	134
Interest expense	(2)	(1)	(1)	(2)	(2)	(5)	(11)
Interest expense reversed	—	—	—	—	—	—	11
Gain on sale of investments, net	6	1	21	6	11	27	56
Other income, net	1	4	5	1	5	8	5

Income/(loss) before income taxes	47	(3)	384	47	366	790	1,525
Income taxes	20	0	67	20	104	140	193

Net Income/(Loss)	27	(3)	317	27	262	650	1,332

Earnings per share
- Basic	$0.02	$(0.00)	$0.24	$0.02	$0.20	$0.50	$1.02
- Diluted	$0.02	$(0.00)	$0.24	$0.02	$0.19	$0.49	$0.99
Weighted average number of common shares used in computing earnings per share
- Basic	133,915,882	133,544,231	129,562,441	133,915,882	131,464,575	129,407,822	130,101,442
- Diluted	135,773,325	135,420,766	133,835,341	135,773,325	135,165,637	133,518,117	133,848,374
Total assets	17,092		9,701	17,092		9,701	8,728
Cash and cash equivalents	601		675	601		675	787
Investments	3,338		3,991	3,338		3,991	2,836

Notes:

1	The above summary of consolidated unaudited financial results were taken on record by the Board of Directors at its meeting held on 25 July 2011.

2	Pan-Asia iGATE Solutions and iGATE Global Solutions Limited (iGATE), alongwith iGATE Corporation as the person acting in concert (“PAC”), acquired 62.13% of the equity share capital of the Company from Narendra Patni, Gajendra Patni, Ashok Patni and General Atlantic Mauritius Limited. Further 20.27% was acquired from public shareholders of the Company by way of mandatory tender offer in accordance with Securities and Exchange Board of India (Substantial Acquisition of Shares and Takeovers) Regulations, 1997 at a price of Rs. 503.50 per share. As a result, iGATE has a majority stake of 82.40% of the equity share capital of the Company.

3	For convenience, we have used a cut-off date of 15 May 2011 as the transactions from 13 May 2011 and 14 May 2011 were insignificant. Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805-50-S99-1 “Business Combinations-Related issues” governs the application of push down accounting in situations where ownership is increased to 80% or more. The post 15 May 2011 consolidated financial statements reflect the new basis of accounting as required by the authoritative guidance under ASC 805-50-S99-1, and have applied the SEC rules and guidance regarding “push down” accounting treatment. Accordingly, our consolidated financial statements prior to the acquisition by iGATE Corporation reflect the historical accounting basis in our assets and liabilities and are labeled Predecessor Company, while such consolidated financial statements subsequent to the acquisition by iGATE Corporation are labeled Successor Company and reflect the push down basis of accounting for the fair values of assets and liabilities acquired by iGATE Corporation. This effect is presented in the Company’s consolidated financial statements by a vertical black line division between the columns entitled Predecessor Company and Successor Company on the statements. The black line signifies that the amounts shown for the periods prior to and subsequent to the iGATE acquisition are not comparable.

The total for the quarter ended 30 June 2011 is not intended to represent or be indicative of the combined results of operations of the Successor Company and the Predecessor Company that would have been reported had the push down accounting treatment not been effected and should not be taken as representative of our future combined results of operations. Additionally, certain totals for the quarter ended 30 June 2011 may not be comparable to the quarter ended 30 June 2010 as a result of the push down accounting treatment.

4	The Company has finalized the amount of incentive payable to the employees for the fiscal year 31 December 2010 based on completion of employee appraisals including final determination of key operating parameters applicable to each employee and business unit during the six months ended 30 June 2011. Accordingly, the Company has reversed incentive accrual amounting to $23 and $34 which has been included in personnel cost in the statement of income for the three months ended 31 March 2011, 1 April through 15 May 2011 respectively and overachievement of $6 for 16 May through 30 June 2011.

5	As a result of acquisition of the Company, the management terminated the services of some of the employees. The Company incurred $133 of severance costs in Selling and Administrative expenses in three months ended 30 June 2011.

6	The Company has evaluated subsequent events through the date of filing the financial statements and no events have occurred from the balance sheet date that would impact the Consolidated Financial Statements.

7	Certain reclassifications of the prior period amounts and presentation have been made to conform to the presentation adopted for the current period.

- Depreciation and amortization expense is reclassified from cost of revenues and selling, general and administrative expenses, respectively, and disclosed separately on the face of the statement of income.

- Certain costs relating to office rent, electricity, water, diesel, repair and maintenance are reclassified from cost of revenues and included as part of selling, general and administrative expenses.

Patni Computer Systems Limited and Subsidiaries	FAX to SE
Registered Office : Level II, Tower 3, Cybercity, Magarpatta City, Hadapsar, Pune - 411 013, India.
Corporate Office : Akruti, MIDC Cross Road No 21, Andheri (E), Mumbai - 400 093, India.

Summary of financial statements prepared as per US GAAP - Convenience translation (Unaudited)

Rs. in lakhs except share data

	16 May 2011 through 30 June 2011	1 April 2011 through 15 May 2011	Three months ended 30 June 2010	16 May 2011 through 30 June 2011	1 January 2011 through 15 May 2011	Six months ended 30 June 2010	Year ended 31 December 2010
	Successor Company	Predecessor Company	Predecessor Company	Successor Company	Predecessor Company	Predecessor Company	Predecessor Company
Exchange Rate (Rs.)	44.59	44.86	46.41	44.59	44.86	46.41	44.8
Net revenues	42,034	40,180	77,763	42,034	125,555	157,733	314,361
Cost of revenues (exclusive of depreciation and amortization)	28,365	26,696	46,890	28,365	80,586	92,492	191,745

Gross profit	13,669	13,484	30,873	13,669	44,969	65,241	122,616

Selling, general and administrative expenses	11,340	14,221	14,969	11,340	30,513	31,609	60,132
Depreciation and amortization	2,920	1,663	3,267	2,920	4,922	6,408	12,744
Foreign exchange (gain), net	(1,456)	(1,662)	(1,976)	(1,456)	(4,111)	(4,189)	(9,860)

Operating income/(expense)	865	(738)	14,613	865	13,645	31,413	59,600

Interest and dividend income	969	420	2,071	969	2,133	3,907	6,000
Interest expense	(76)	(49)	(27)	(76)	(96)	(252)	(472)
Interest expense reversed	—	—	—	—	—	—	477
Gain on sale of investments, net	283	46	966	283	473	1,245	2,510
Other income, net	60	187	211	60	236	367	212

Income/(loss) before income taxes	2,101	(134)	17,834	2,101	16,391	36,680	68,327
Income taxes	884	4	3,105	884	4,646	6,492	8,663

Net Income/(Loss)	1,217	(138)	14,729	1,217	11,745	30,188	59,664

Earnings per share
- Basic	0.91	(0.10)	11.37	0.91	8.93	23.33	45.86
- Diluted	0.90	(0.10)	11.01	0.90	8.69	22.61	44.58
Total assets	762,133		450,242	762,133		450,242	391,007
Cash and cash equivalents	26,779		31,349	26,779		31,349	35,273
Investments	148,827		185,203	148,827		185,203	127,069

Disclaimer:

We have translated the financial data derived from our consolidated financial statements prepared in accordance with US GAAP for each period at the noon buying rate in the City of New York on the last business day of such period for cable transfers in Rupees as certified for customs purposes by the Federal Reserve Bank of New York. The translations should not be considered as a representation that such US Dollar amounts have been, could have been or could be converted into Rupees at any particular rate, the rate stated above, or at all. Investors are cautioned not to rely on such translated amounts.

By Order of the Board
for Patni Computer Systems Limited

Mumbai	Phaneesh Murthy
25 July 2011	CEO & Managing Director

For Immediate Release

Patni’s Q2 2011 Revenue at $183.8 million; Up 9.7% Year on Year

Integration with iGATE on track under a new vision and go-to market strategy

Mumbai, India, July 25, 2011: Patni Computer Systems Limited (Patni) today announced its financial results for the second quarter ended June 30, 2011.

Second Quarter Highlights

•	Revenues for the quarter at US $183.8 million (Rs. 8,221 million)

•	Up 9.7% from US$ 167.6 million (Rs. 7,776 million) in the corresponding quarter 2010.

•	Revenue concentration of Top 10 Customers decreased to 48.4% from 48.6% in corresponding quarter 2010.

•	Three Fortune 1000 clients added in the quarter.

•	Non GAAP EBITDA for the quarter at US$22.7 million

•	Down by 37.7 % from US$36.4 million EBITDA in the corresponding quarter 2010

•	Net Income for the quarter at US$2.4 million (Rs. 108 million)

•	Down 92.4% from US$ 31.7 million (Rs. 1,473 million) in the corresponding quarter 2010

•	Down by 45.6% to US$18.9 million after adjusting for non-GAAP adjustments.

•	EPS for the quarter at US$ 0.02 per share (US$ 0.04 per ADS); adjusted for non GAAP items, is at US$ 0.14 (US$ 0.29 per ADS).

•	During the quarter, the Company generated cash flow of $16.5 million from operating activities and ended the quarter with $394 million in cash and short-term investments.

•	Headcount at 18,372 as on June 30, 2011.

Commenting on the performance, Phaneesh Murthy, CEO and MD, Patni said, “Our integration process is well on track as we build the two companies together under our new vision. We expect our results to stabilize in 2012 after all the integration expenses and the accounting charges related to the acquisition have evened out.

With the front end sales already integrated, I am happy that our joint go-to market strategy has been responding well among our customers and markets. Our focus is on building a platform for long term growth and taking both the companies to the best in class earnings growth that iGATE has been able to achieve over the last three to five years.”

Key Client Wins

•	A leading US Financial Services firm has chosen Patni for Eagle platform upgrade and implementation of new modules.

•	A leading Forest Products Company has engaged with Patni to provide infrastructure management services on an outcomes based model.

•	A German Manufacturing major has engaged with Patni to provide product engineering services leveraging its offshore delivery model.

•	Patni has been chosen by a US Manufacturing major for its ERP implementation.

•	A US healthcare leader has signed up with Patni for a large scale consulting engagement.

•	Patni has been selected by a leading US Manufacturing company to provide support for sales force automation.

•	A leading Communications firm in the Middle East has engaged with Patni to provide offshore support for its ERP applications.

Other highlights of the quarter

•	Patni released the Beta version of ‘Design for Safety (DFS)’ an ISO 26262 functional safety compliance tool; the tool will help automotive organizations design safer electrical and electronic systems.

•	Patni has been re-appraised at CMMI Level 5 version 1.2 by QAI.

•

CHCS Services, Inc., a unit of Patni that offers health and life administration services, was honored with the “Case In Point Platinum Award” for overall case management excellence across the healthcare spectrum.

•

Patni was awarded the Advanced Solutions Partner status with TIA Technology, the Copenhagen based world leader in integrated, leading edge standard software solutions for the global insurance industry.

Acquisition

Further to the share purchase agreements signed with iGATE Corporation and its subsidiaries by the founders of Patni and General Atlantic on Jan 10th, 2011, iGATE Corporation announced completion of the acquisition of a majority stake in Patni Computers on May 12th, subsequent to the Mandatory Tender Offer to the minority share holders of Patni. It was also announced that Patni Computers will continue to be listed in the Indian stock exchanges as a subsidiary of iGATE Corporation while iGATE Corporation will be listed in the NASDAQ. Both the organizations will jointly go to market under the brand name iGATE Patni.

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Table 1

Unaudited Consolidated Statement of Income - US GAAP (US$ ‘000) for the quarter ended June 30, 2011.

Particulars	Period May 16,2011 to June 30, 2011 Successor Company	Period Apr 1,2011 to May 15, 2011 Predecessor Company	Quarter ended June 30 2011 Total NON GAAP	Quarter ended June 30 2010 Predecessor Company	YoY change %	Quarter ended Mar 31 2011 Predecessor Company	QoQ change %
Revenue	94,268	89,568	183,836	167,557	9.7%	190,314	-3.4%
Cost of revenues (exclusive of depreciation and amortization)	63,612	59,509	123,121	101,033	21.9%	120,130	2.5%
Gross Profit	30,656	30,059	60,715	66,524	-8.7%	70,184	-13.5%
Selling, general and administrative expenses	25,432	31,701	57,133	32,254	77.1%	36,318	57.3%
Depreciation and amortization	6,549	3,708	10,257	7,040	45.7%	7,263	41.2%
Foreign exchange gain, net	(3,265)	(3,705)	(6,970)	(4,259)	63.7%	(5,460)	27.7%
Operating income / (loss)	1,940	(1,645)	295	31,489	-99.1%	32,063	-99.1%
Other income, net	2,772	1,348	4,120	6,940	-40.6%	4,772	-13.7%
Income/(loss) before income taxes	4,712	(297)	4,415	38,429	-88.5%	36,835	-88.0%
Income taxes	1,982	9	1,991	6,689	-70.2%	10,347	-80.8%
Net income/(loss)	2,730	(306)	2,424	31,740	-92.4%	26,488	-90.8%
Earnings per share — GAAP
- Basic	$0.02	$(0.00)	$0.02	$0.24	-92.6%	$0.20	-91.0%
- Diluted	$0.02	$(0.00)	$0.02	$0.24	-92.5%	$0.20	-90.9%
Weighted average number of common shares used in computing earnings per share
- Basic	133,915,882	133,544,231	133,570,818	129,562,441		131,991,860
- Diluted	135,773,325	135,420,766	135,642,004	133,835,341		134,910,508
NON GAAP Adjustments
Amortization of Intangible Assets	1,740	798	2,538	1,231		1,580
Stock Based Compensation	1,225	404	1,629	2,110		2,316
Severance Expenses	6,164	11,289	17,453	—		—
Total NON GAAP Adjustments	9,129	12,491	21,620	3,341		3,896
Tax on above	2,264	2,906	5,170	387		115
NON-GAAP Net Income	9,595	9,279	18,874	34,694	-45.6%	30,269	-37.6%
Earnings per share — NON GAAP
- Basic	$0.07	$0.07	$0.14	$0.27	-47.2%	$0.23	-38.4%
- Diluted	$0.07	$0.07	$0.14	$0.26	-46.3%	$0.22	-38.0%
NON GAAP Adjustments
Stock Based Compensation	1,225	404	1,629	2,110		2,316
Severance expenses	6,164	11,289	17,453	—		—
Total NON GAAP Adjustments	7,389	11,693	19,082	2,110		2,316
Non-GAAP EBITDA	12,613	10,051	22,664	36,380	-37.7%	36,182	-37.4%

Table 2

Unaudited Consolidated Statement of Income (Rs ‘000) for the quarter ended June 30, 2011, based on Convenience Translation.

Particulars	Period May 16, 2011 to June 30, 2011 Successor Company	Period Apr 1, 2011 to May 15, 2011 Predecessor Company	Quarter ended June 30 2011 Total	Quarter ended June 30 2010 Predecessor Company	Quarter ended March 31 2011 Predecessor Company
Exchange rate$1 = INR	44.59	44.86	44.72	46.41	44.54
Revenues	4,203,407	4,018,019	8,221,426	7,776,338	8,476,575
Cost of revenues (exclusive of depreciation and amortization)	2,836,475	2,669,552	5,506,027	4,688,962	5,350,573
Gross Profit	1,366,932	1,348,467	2,715,399	3,087,376	3,126,002
Selling, general and administrative expenses	1,134,023	1,422,078	2,556,101	1,496,915	1,617,595
Depreciation and amortization	291,994	166,347	458,341	326,703	323,513
Foreign exchange gain , net	(145,593)	(166,201)	(311,794)	(197,649)	(243,171)
Operating income/(loss)	86,508	(73,757)	12,751	1,461,407	1,428,065
Other income, net	123,606	60,457	184,063	322,095	212,558
Income/(loss) before income taxes	210,114	(13,300)	196,814	1,783,502	1,640,623
Income taxes	88,365	424	88,789	310,453	460,862
Net income/(loss)	121,749	(13,724)	108,025	1,473,049	1,179,761
Earnings per share
- Basic	0.91	(0.10)	0.81	11.37	8.94
- Diluted	0.90	(0.10)	0.80	11.01	8.74
Weighted average number of common shares used in computing earnings per share
- Basic	133,915,882	133,544,231	133,570,818	129,562,441	131,991,860
- Diluted	135,773,325	135,420,766	135,642,004	133,835,341	134,910,508

Important Notes to the release

•

Fiscal Year: Patni follows a January — December fiscal year. The current review covers the financial and operating performance of the Company for the quarter ended June 30, 2011. On May 12, 2011, approximately 82.4% of our shares were acquired by iGATE Corporation. For convenience, we have used a cut-off date of May 15, 2011 as the transactions from May 13, 2011 and May 14, 2011 were insignificant. The post May 15, 2011 consolidated financial statements reflect the new basis of accounting as required by the authoritative guidance under ASC 805-50-S99-1, and have applied the SEC rules and guidance regarding “push down” accounting treatment. Accordingly, our consolidated financial statements prior to the acquisition by iGATE Corporation reflect the historical accounting basis in our assets and liabilities and are labeled Predecessor Company, while such consolidated financial statements subsequent to the acquisition by iGATE Corporation are labeled Successor Company and reflect the push down basis of accounting for the fair values of assets and liabilities acquired by iGATE Corporation. The total for the quarter ended June 30, 2011 is not intended to represent or be indicative of the combined results of operations of the Successor Company and the Predecessor Company that would have been reported had the push down accounting treatment not been effected and should not be taken as representative of our future combined results of operations. Additionally, certain totals for the quarter ended June 30, 2011 may not be comparable to the quarter ended June 30, 2010 and quarter ended March 31, 2011 as a result of the push down accounting treatment.

•	U.S. GAAP: A Consolidated Statement of Income in US GAAP is available on Page 3 of the Fact Sheet attached to this release.

•

Percentage analysis: Any percentage amounts, as set forth in this release, unless otherwise indicated, have been calculated on the basis of the U.S. Dollar amounts derived from our consolidated financial statements prepared in accordance with U.S. GAAP, and not on the basis of any translated Rupee amount. Calculation of percentage amounts on the basis of Rupee amounts may lead to results that are different, in a material way, from those calculated as per U.S. Dollar amounts.

•

Convenience translation: A Consolidated Statement of Income as per Convenience Translation prepared in accordance with US GAAP is available on page 6 of the Fact Sheet attached to this release. We have translated the financial data derived from our consolidated financial statements prepared in accordance with U.S. GAAP for each period at the noon buying rate in the City of New York on the last business day of such period for cable transfers in Rupees as certified for customs purposes by the Federal Reserve Bank of New York. The translations should not be considered as a representation that such US Dollar amounts have been, could have been or could be converted into Rupees at any particular rate, the rate stated elsewhere in this document, or at all. Investors are cautioned to not rely on such translated amounts.

•	Attached Fact Sheet (results & analysis tables)

About iGATE Patni

‘iGATE Patni’ is the common brand identity of two organizations — iGATE Corporation and Patni Computer Systems Limited ( Patni). With iGATE having acquired a majority stake in Patni, the two companies, under the common brand iGATE Patni, provide full-spectrum consulting, technology and business process outsourcing, and product engineering services on a Business Outcomes-based model. Armed with over three decades of IT Services experience and powered by the iTOPS (Integrated Technology and Operations) platform, iGATE Patni’s multi-location global organization with a talent pool of 26000+ people, consistently delivers effective solutions to over 360 Fortune 1000 clients spanning across verticals like: banking & financial services; insurance & healthcare; life sciences; manufacturing, retail, distribution & logistics; media, entertainment leisure & travel; communication, energy & utilities; public sector; and independent software vendors. Visit: www.igatepatni.com

iGATE Corporation is listed on NASDAQ (IGTE), and Patni Computer Systems Limited on BSE (532517), NSE (PATNI) and NYSE (PTI).

Media Contact	Investor Contact

Prabhanjan Deshpande “PD”	Araceli Roiz
+91 80 4104 5006	+1 510 896 3007
PD@igatepatni.com	araceli.roiz@igatepatni.com

Safe Harbor

Certain statements in this release concerning the benefits of the acquisition by iGATE, the business outlook, the demand for products and services, our future growth prospects and all other statements in this release other than recitation of historical facts are forward-looking statements, which involve a number of risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Words such as “expect”, “potential”, “believes”, “anticipates”, “plans”, “intends” and similar expressions are intended to identify such forward-looking statements. The risks and uncertainties relating to these statements include, but are not limited to, risks and uncertainties regarding fluctuations in earnings, our ability to manage growth and the integration of iGATE and Patni, whether the companies can successfully provide services/products and the degree to which these gain market acceptance, our relationship with iGATE, including the risks related to its business, some of which are discussed under the caption “Risk Factors” in iGATE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, intense competition in IT services including those factors which may affect our cost advantage, wage increases in India, our ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, restrictions on immigration, our ability to manage our international operations, reduced demand for technology in our key focus areas, disruptions in telecommunication networks, liability for damages on our service contracts, the success of the companies in which Patni has made strategic investments, withdrawal of governmental fiscal incentives, political instability, legal restrictions on raising capital or acquiring companies outside India, unauthorized use of our intellectual property and general economic conditions affecting our industry. Actual results may differ materially from those contained in the forward-looking statements in this press release. Any forward-looking statements are based on information currently available to the company. The company does not undertake to update any forward-looking statement that may be made from time to time by or on behalf of the Company.

Financial and Operating Information

for the quarter ended June 30, 2011	July 25, 2011

NOTES:

•	Fiscal Year

Patni follows a January — December fiscal year. The current review covers the financial and operating performance of the Company for the quarter ended June 30, 2011.

•	U.S. GAAP

All figures in this release pertain to accounts presented as per U.S. GAAP unless stated otherwise.

•	Percentage analysis

Any percentage amounts, as set forth in this release, unless otherwise indicated, have been calculated on the basis of the U.S. Dollar amounts derived from our consolidated financial statements prepared in accordance with U.S. GAAP, and not on the basis of any translated Rupee amount. Calculation of percentage amounts on the basis of Rupee amounts may lead to results that are different, in a material way, from those calculated as per U.S. Dollar amounts.

•	Convenience translation

We have translated the financial data derived from our consolidated financial statements prepared in accordance with U.S. GAAP for each period at the noon buying rate in the City of New York on the last business day of such period for cable transfers in Rupees as certified for customs purposes by the Federal Reserve Bank of New York. The translations should not be considered as a representation that such US Dollar amounts have been, could have been or could be converted into Rupees at any particular rate, the rate stated elsewhere, or at all. Investors are cautioned to not rely on such translated amounts.

•	Reclassification

Certain reclassifications have been made in the financial statements of prior years to conform to classifications used in the current year.

Fact Sheet Summary Index

A1) UNAUDITED CONSOLIDATED STATEMENT OF INCOME — US GAAP (US$ ‘000) for the quarter/ period ended

Particulars	Period May 16, 2011 to June30, 2011 Successor Company	Period Apr1,2011to May 15,2011 Predecessor Company	Quarter ended Jun 30 2011 Total (NON GAAP)	Quarter ended Jun 30 2010 Predecessor Company	YoY change%	Quarter ended Mar 31 2011 Predecessor Company	QoQ change%
Revenue	94,268	89,568	183,836	167,557	9.7%	190,314	-3.4%
Cost of revenues (exclusive of depreciation and amortization)	63,612	59,509	123,121	101,033	21.9%	120,130	2.5%
Gross Profit	30,656	30,059	60,715	66,524	-8.7%	70,184	-13.5%
Selling, general and administrative expenses	25,432	31,701	57,133	32,254	77.1%	36,318	57.3%
Depreciation & Amortization	6,549	3,708	10,257	7,040	45.7%	7,263	41.2%
Foreign exchange gain, net	(3,265)	(3,705)	(6,970)	(4,259)	63.7%	(5,460)	27.7%
Operating income/(loss)	1,940	(1,645)	295	31,489	-99.1%	32,063	-99.1%
Other income, net	2,772	1,348	4,120	6,940	-40.6%	4,772	-13.7%
Income / (loss) before income taxes	4,712	(297)	4,415	38,429	-88.5%	36,835	-88.0%
Income taxes	1,982	9	1,991	6,689	-70.2%	10,347	-80.8%
Net income/(loss)	2,730	(306)	2,424	31,740	-92.4%	26,488	-90.8%

Earnings per share - GAAP
- Basic	$0.02	$(0.00)	$0.02	$0.24	-92.6%	$0.20	-91.0%
- Diluted	$0.02	$(0.00)	$0.02	$0.24	-92.5%	$0.20	-90.9%

Weighted average number of common shares used in computing earnings per share
- Basic	133,915,882	133,544,231	133,570,818	129,562,441		131,991,860
- Diluted	135,773,325	135,420,766	135,642,004	133,835,341		134,910,508

NON GAAP Adjustments
Amortization of Intangible assets	1,740	798	2,538	1,231		1,580
Stock Based Compensation	1,225	404	1,629	2,110		2,316
Severance expenses	6,164	11,289	17,453	—		—
Total NON GAAP Adjustments	9,129	12,491	21,620	3,341		3,896

Tax on above	2,264	2,906	5,170	387		115

Non-GAAP Net Income	9,595	9,279	18,874	34,694	-45.6%	30,269	-37.6%
Earnings per share - NON GAAP
- Basic	$0.07	$0.07	$0.14	$0.27	-47.2%	$0.23	-38.4%
- Diluted	$0.07	$0.07	$0.14	$0.26	-46.3%	$0.22	-38.0%

NON GAAP Adjustments
Stock Based Compensation	1,225	404	1,629	2,110		2,316
Severance expenses	6,164	11,289	17,453	—
Total NON GAAP Adjustments	7,389	11,693	19,082	2,110		2,316

Non-GAAP EBITDA	12,613	10,051	22,664	36,380	-37.7%	36,182	-37.4%

Note : On May 12, 2011, approximately 82.4% of our shares were acquired by iGATE Corporation. For convenience, we have used a cut-off date of May 15, 2011 as the transactions from May 13, 2011 and May 14, 2011 were insignificant. The post May 15, 2011 consolidated financial statements reflect the new basis of accounting as required by the authoritative guidance under ASC 805-50-S99-1, and have applied the SEC rules and guidance regarding “push down” accounting treatment. Accordingly, our consolidated financial statements prior to the acquisition by iGATE Corporation reflect the historical accounting basis in our assets and liabilities and are labeled Predecessor Company, while such consolidated financial statements subsequent to the acquisition by iGATE Corporation are labeled Successor Company and reflect the push down basis of accounting for the fair values of assets and liabilities acquired by iGATE Corporation. The total for the quarter ended June 30, 2011 is not intended to represent or be indicative of the combined results of operations of the Successor Company and the Predecessor Company that would have been reported had the push down accounting treatment not been effected and should not be taken as representative of our future combined results of operations. Additionally, certain totals for the quarter ended June 30, 2011 may not be comparable to the quarter ended June 30, 2010 and quarter ended March 31, 2011 as a result of the push down accounting treatment.

A2) CONSOLIDATED BALANCE SHEET USGAAP (US$ ‘000)

Particulars	30-Jun-11 (Unaudited) Successor Company	31-Mar-11 (Unaudited) Predecessor Company	30-Jun-10 (Unaudited) Predecessor Company
Assets
Total current assets	624,420	616,960	660,398
Goodwill	596,334	69,840	69,331
Intangible assets, net	187,154	31,059	34,317
Property, plant, and equipment, net	165,993	135,573	137,873
Other assets	135,300	57,761	68,221
Total assets	1,709,201	911,193	970,140
Liabilities
Total current liabilities	141,603	121,797	112,111
Capital lease obligations excluding current installments	151	167	58
Other liabilities	106,545	52,642	53,014
Total liabilities	248,299	174,606	165,183
Total shareholders’ equity	1,460,902	736,587	804,957
Total liabilities & shareholders’ equity	1,709,201	911,193	970,140

A3) CONSOLIDATED CASH FLOW STATEMENT USGAAP (US$ ‘000)

Particulars	Jun 30 2011 (Unaudited) Successor Company	Mar 31 2011 (Unaudited) Predecessor Company	Jun 30 2010 (Unaudited) Predecessor Company
Net cash provided by operating activities	16,484	11,213	35,526
Net cash provided /(used in) investing activities	(11,916)	(42,048)	(18,159)
Capital expenditure, net	(3,629)	(4,433)	(4,167)
Investment in securities, net	(8,287)	(37,615)	4,977
Payment for acquistion/intangibles/Joint Venture	—	—	(18,969)
Net cash provided / (used) in financing activities	2,467	4,571	(4,945)
Others	(25)	336	699
Common shares issued / (Buy Back)	2,493	4,217	2,776
Dividend on common shares	(1)	18	(8,420)
Net increase / (decrease) in cash and equivalents	7,037	(26,264)	12,422
Effect of exchange rate changes on cash and equivalents	88	461	(3,591)
Cash and equivalents at the beginning of the period	52,931	78,734	58,718
Cash and equivalents at the end of the period	60,056	52,931	67,549

B1)CONSOLIDATED STATEMENT OF INCOME - INDIAN GAAP (RS. ‘000)

For the quarter / period ended

Particulars	Jun 30 2011 (Audited)	Jun 30 2010 (Audited)	YoY Change %	Mar 31 2011 (Audited)	QoQ Change %
Sales and service income	8,219,139	7,628,843	7.7%	8,593,821	-4.4%
Other income	526,647	521,501	1.0%	520,431	1.2%
Total income	8,745,786	8,150,344	7.3%	9,114,252	-4.0%
Staff costs	6,153,544	4,538,925	35.6%	5,314,344	15.8%
Selling, general and administration expenses	2,170,184	1,935,066	12.2%	1,985,307	9.3%
Interest	12,572	2,841	342.5%	4,913	155.9%
Impairment of Intangible	891,844	—	—	—	—
Total expenditure	9,228,144	6,476,832	42.5%	7,304,564	26.3%
Net (loss)/ profit before tax and adjustments	(482,358)	1,673,512	-128.8%	1,809,688	-126.7%
Prior period adjustment	57,921	—	0.0%	57,698	0.4%
Provision for taxation	(25,116)	206,089	-112.2%	129,145	-119.4%
(Loss)/Profit for the period after taxation	(515,163)	1,467,423	-135.1%	1,622,845	-131.7%
Profit and loss account, brought forward	20,555,432	24,542,607	-16.2%	18,932,587	8.6%
Amount available for appropriation	20,040,269	26,010,030	-23.0%	20,555,432	-2.5%
Dividend on equity shares	—	2,221	-100.0%	—	0.0%
Dividend tax	—	377	-100.0%	—	0.0%
Profit and loss account, carried forward	20,040,269	26,007,432	-22.9%	20,555,432	-2.5%
Earning per share (Rs. per equity share of Rs. 2 each)
- Basic	(3.86)	11.33	-134.1%	12.30	-131.4%
- Diluted	(3.78)	10.93	-134.6%	12.02	-131.5%
Weighted average number of common shares used in computing earnings per share
- Basic	133,570,818	129,562,441		131,991,860
- Diluted	136,123,246	134,297,615		135,059,362

Note :

USGAAP

On May 12, 2011, approximately 82.4% of our shares were acquired by iGATE Corporation. For convenience, we have used a cut-off date of May 15, 2011 as the transactions from May 13, 2011 and May 14, 2011 were insignificant. Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805-50-S99-1 “Business Combinations-Related issues” governs the application of push down accounting in situations where ownership is increased to 80% or more. The post-May 15, 2011 consolidated financial statements reflect the new basis of accounting as required by the authoritative guidance under ASC 805-50-S99-1, and have applied the SEC rules and guidance regarding “push down” accounting treatment. Accordingly, our consolidated financial statements prior to the acquisition by iGATE Corporation reflect the historical accounting basis in our assets and liabilities and are labeled Predecessor Company, while such consolidated financial statements subsequent to the acquisition by iGATE Corporation are labeled Successor Company and reflect the push down basis of accounting for the fair values of assets and liabilities acquired by iGATE Corporation. Certain amounts shown for periods prior to and subsequent to the acquisition by iGATE are not comparable.

B2) AUDITED CONSOLIDATED BALANCE SHEET - INDIAN GAAP (Rs. ‘000)

Particulars	30-Jun-11	31-Mar-11	30-Jun-10
Assets
Current assets, loans and advances	14,812,881	14,112,490	13,629,017
Goodwill	4,844,494	4,836,443	4,956,587
Fixed assets(Net of Depreciation)	7,015,073	8,146,286	8,594,237
Investments	14,666,188	14,363,442	18,510,382
Deferred tax asset, net	745,717	632,505	797,441
Total assets	42,084,353	42,091,166	46,487,664
Liabilities
Current liabilities and provisions	7,919,543	7,499,330	7,614,301
Secured loans	10,231	11,349	7,684
Deferred tax liability, net	71,077	80,998	88,359
Total liabilities	8,000,851	7,591,677	7,710,344
Total shareholders’ equity	34,083,502	34,499,489	38,777,320

Total liabilities & shareholders’ equity	42,084,353	42,091,166	46,487,664

B3)CONSOLIDATED CASH FLOW STATEMENT - INDIAN GAAP (Rs. ‘000)

Particulars	Jun 30 2011 (Audited)	Mar 31 2011 (Audited)	Jun 30 2010 (Audited)
Cash flows from / (used in) operating activities (A)	619,280	351,188	1,421,123
Cash flows from / (used in) investing activities (B)	(385,709)	(1,727,339)	(648,186)
Cash flows from / (used in) from financing activities (C)	74,453	191,984	(263,901)
Effect of changes in exchange rates (D)	18,995	17,638	(8,333)
Net increase / (decrease) in cash and cash equivalents during the period (A+B+C+D)	327,019	(1,166,529)	500,703
Cash and cash equivalents at the beginning of the period	2,367,151	3,533,680	2,637,030
Cash and cash equivalents at the end of the period	2,694,170	2,367,151	3,137,733

C) Reconcilation of Income as per Indian GAAP and US GAAP (Rs. ‘000)

Particulars	Jun 30 2011	Jun 30 2010	Mar 31 2011
Consolidated net income/(loss) as per Indian GAAP	(515,163)	1,467,423	1,622,845
Income taxes	(111,500)	(95,000)	(334,700)
Foreign currency differences	(100)	9,100	(11,700)
Employee retirement benefits	(70,300)	82,300	(25,000)
ESOP related Compensation Cost	8,700	(8,700)	(21,500)
Impairment of Intangible	891,800	—	—
Amortisation of Intangibles , arising on Business acquisition	(67,700)	(32,100)	(32,600)
Others	(27,700)	(300)	(1,500)
Total	623,200	(44,700)	(427,000)

Consolidated net income as per US GAAP	108,037	1,422,723	1,195,845

D1) UNAUDITED CONSOLIDATED STATEMENT OF INCOME (Rs. ‘000): BASED ON CONVENIENCE TRANSLATION

For the quarter / period ended

Particulars	Period May 16,2011 to June 30, 2011 Successor Company	Period Apr 1,2011 to May 15, 2011 Predecessor Company	Quarter ended June 30 2011 Total	Quarter ended June 30 2010 Predecessor Company	Quarter ended Mar 31 2011 Predecessor Company
Exchange rate$1 = INR	44.59	44.86	44.72	46.41	44.54
Revenues	4,203,407	4,018,019	8,221,427	7,776,338	8,476,575
Cost of revenues (exclusive of depreciation and amortization)	2,836,475	2,669,552	5,506,027	4,688,962	5,350,573
Gross Profit	1,366,932	1,348,467	2,715,399	3,087,376	3,126,002
Selling, general and administrative expenses	1,134,023	1,422,078	2,556,101	1,496,915	1,617,595
Depreciation & Amortization	291,994	166,347	458,341	326,703	323,513
Foreign exchange gain, net	(145,593)	(166,201)	(311,794)	(197,649)	(243,171)
Operating income/(loss)	86,508	(73,757)	12,751	1,461,407	1,428,065
Other income, net	123,606	60,457	184,063	322,095	212,558
Income/(loss) before income taxes	210,114	(13,300)	196,814	1,783,502	1,640,623
Income taxes	88,365	424	88,789	310,453	460,862
Net income/(loss)	121,749	(13,724)	108,025	1,473,049	1,179,761
Earnings per share
- Basic	0.91	(0.10)	0.81	11.37	8.94
- Diluted	0.90	(0.10)	0.80	11.01	8.74
Weighted average number of common shares used in computing earnings per share
- Basic	133,915,882	133,544,231	133,570,818	129,562,441	131,991,860
- Diluted	135,773,325	135,420,766	135,642,004	133,835,341	134,910,508

D2) UNAUDITED CONSOLIDATED BALANCE SHEET USGAAP (Rs. ‘000): BASED ON CONVENIENCE TRANSLATION

Particulars	As on 30-Jun-11	As on 31-Mar-11 Predecessor Company	As on 30-Jun-10 Predecessor Company
Exchange rate$1 = INR	44.59	44.54	46.41
Assets
Total current assets	27,842,886	27,479,386	30,649,056
Goodwill	26,590,544	3,110,693	3,217,644
Intangible assets, net	8,345,201	1,383,351	1,592,637
Property, plant, and equipment, net	7,401,629	6,038,411	6,398,678
Other assets	6,033,021	2,572,668	3,166,155
Total assets	76,213,281	40,584,509	45,024,170
Liabilities
Total current liabilities	6,314,069	5,424,834	5,203,056
Capital lease obligations excl. installments	6,717	7,423	2,693
Other liabilities	4,750,863	2,344,660	2,460,387
Total liabilities	11,071,649	7,776,917	7,666,136
Total shareholders’ equity	65,141,632	32,807,592	37,358,034
Total liabilities & shareholders’ equity	76,213,281	40,584,509	45,024,170

D3) UNAUDITED CONSOLIDATED CASH FLOW STATEMENT USGAAP (Rs. ‘000): BASED ON CONVENIENCE TRANSLATION

Particulars	Jun 30 2011	Mar 31 2011	Jun 30 2010
Exchange rate $1 = INR	44.59	44.54	46.41
Net cash provided by operating activities	735,031	499,437	1,648,773
Net cash used in investing activities	(531,326)	(1,872,813)	(842,763)
Capital expenditure, net	(161,826)	(197,434)	(193,392)
Investment in securities, net	(369,500)	(1,675,379)	230,995
Payment for acquistion/intangibles/Joint Venture	—	—	(880,365)
Net cash provided / (used) in financing activities	110,034	203,587	(229,493)
Others	(1,118)	14,960	32,435
Common shares issued	111,182	187,813	128,854
Dividend on common shares	(30)	814	(390,783)
Net increase / (decrease) in cash and equivalents	313,740	(1,169,789)	576,517
Effect of exchange rate changes on cash and equivalents	3,922	20,529	(166,681)
Cash and equivalents at the beginning of the period	2,360,213	3,506,827	2,725,107
Cash and equivalents at the end of the period	2,677,875	2,357,567	3,134,943

E1) REVENUE ANALYSIS

Revenue By Geographical Segments	Jun 30 2011	Mar 31 2011	Jun 30 2010
Americas	79.3%	78.0%	81.0%
EMEA	13.1%	14.6%	12.0%
APAC	7.5%	7.5%	7.0%

Total	100.0%	100.0%	100.0%

Revenue by Industry Verticals	Jun 30 2011	Mar 31 2011	Jun 30 2010
Banking & Financial Services	11.7%	11.6%	11.2%
Insurance Healthcare	38.9%	38.8%	39.5%
Manufacturing, Retail, Distribution & Logistics	37.1%	35.5%	34.6%
Communications, Energy & Utilities	9.1%	10.9%	11.5%
Media Entertainment, Leisure and Travel	1.5%	1.6%	1.7%
Public Sector	1.7%	1.6%	1.5%

Total	100.0%	100.0%	100.0%

Revenue by Project Type	Jun 30 2011	Mar 31 2011	Jun 30 2010
Time and Material	54.2%	54.8%	56.9%
Fixed Price (including Fixed Price SLA)	45.8%	45.2%	43.1%

Total	100.0%	100.0%	100.0%

E2) CLIENT - REVENUE METRICS

Particulars	Jun 30 2011	Mar 31 2011	Jun 30 2010
Top client	12.1%	10.5%	11.2%
Top 5 Clients	35.8%	33.7%	35.5%
Top 10 Clients	48.4%	45.7%	48.6%
Client data
No of $1 million clients	97	96	92
No of $5 million clients	31	29	26
No of $10 million clients	15	15	14
No of $50 million clients	3	3	3
No of new clients	19	14	11
No. of active Clients	291	299	280
% of Repeat Business	99.1%	95.8%	94.5%

E3) REVENUE MIX AND UTILIZATION

	Jun 30 2011	Mar 31 2011	Jun 30 2010
Efforts
Onsite	26.8%	26.5%	27.4%
Offshore	73.2%	73.5%	72.6%

Revenue
Onsite	51.5%	52.6%	54.4%
Offshore	48.5%	47.4%	45.6%

Utilization	75.7%	74.3%	75.0%

E4) EMPLOYEE METRICS

	Jun 30 2011	Mar 31 2011	Jun 30 2010
Total Employees	18,372	18,562	15,716
Offshore	14,662	14,926	12,301
Onsite	3,710	3,636	3,415
Total	18,372	18,562	15,716

Sales & Support Staff	1,347	1,373	1,372
Net Additions	(190)	97	934
Attrition (LTM) excluding BPO	22.9%	24.6%	21.5%

*	Total employees restated to include sub contractors and to reflect organization structure

E5) RUPEE - CURRENCY RATES AGAINST US DOLLAR

	Jun 30 2011	Mar 31 2011	Jun 30 2010
Rupee
Period end rate	44.69	44.58	46.45
Period average rate	44.62	45.23	45.61
Other Currencies (Average Rate)
AUD	1.06	1.00	0.88
EURO	1.44	1.37	1.27
GBP	1.63	1.60	1.49
YEN	0.01	0.01	0.01